UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2020

PERTH MINT PHYSICAL GOLD ETF

SPONSORED BY GOLD CORPORATION AND EXCHANGE TRADED CONCEPTS, LLC

(Exact name of registrant as specified in its charter)

New York	001-38620	61-1848163
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Exchange Traded Concepts, LLC

2 Hanson Place

Brooklyn, New York 11217

(Address of Principal Executive Offices)

(718) 315-5013

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Perth Mint Physical Gold ETF Shares	AAAU	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.  Other Events.

On September 29, 2020, Gold Corporation, as the custodial sponsor (the “Custodial Sponsor”) of Perth Mint Physical Gold ETF (the “Trust”), and Exchange Traded Concepts, LLC, as the administrative sponsor of the Trust (the “Adminsitrative Sponsor,” and together with the Custodial Sponsor, the “Current Sponsors”) entered into an agreement to transfer the roles of the Current Sponsors to Goldman Sachs Asset Management, L.P. (the “Goldman Sachs Transaction”). Upon closing of the Goldman Sachs Transaction, Goldman Sachs Asset Management, L.P. will serve as the new sponsor of the Trust, which will combine the roles of the Custodial Sponsor and the Administrative Sponsor.

At the closing of the Goldman Sachs Transaction, Gold Corporation will resign as the custodian of the Trust’s gold bullion (in its role as custodian of the Trust, the “Custodian”) and a new third-party custodian will be appointed, at which point the payment of the cash equivalent of gold due, payable and deliverable on behalf of the Trust will no longer be guaranteed by the Treasurer of Western Australia, in the name and on behalf of the Crown in right of the State of Western Australia. It is also expected that, immediately after the closing of the Goldman Sachs Transaction, investors will no longer be able to take delivery of the physical gold bullion in exchange for the Perth Mint Physical Gold ETF Shares (the “shares”) such investors own. It is also anticipated that the Trust will be renamed at the closing of the Goldman Sachs Transaction to Goldman Sachs Physical Gold ETF.

Other than the changes outlined above, it is not expected that the Goldman Sachs Transaction will materially affect the Trust, its shareholders or an investment in the Trust’s shares.

In addition to the resignation of Gold Corporation as the Custodian as described above, the Goldman Sachs Transaction is subject to other customary closing conditions, and there is no assurance that such conditions will be met or that the Goldman Sachs Transaction will be consummated within the expected timframe, or at all.

A copy of the press release issued by Goldman Sachs Asset Management, L.P. is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated September 29, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGE TRADED CONCEPTS, LLC
Administrative Sponsor of Perth Mint Physical Gold ETF

By:	/s/ J. Garrett Stevens
J. Garrett Stevens*
Chief Executive Officer (Principal Executive Officer)

Dated: September 29, 2020

*	The registrant is a trust and the person is signing in his capacity as an officer of Exchange Traded Concepts, LLC, the Administrative Sponsor of the Registrant.

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